UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): October 15, 2020

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

__(570) 342-8281__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ITEM 7.01Regulation FD Disclosure.

On October 15, 2020, Fidelity D & D Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, The Fidelity Deposit and Discount Bank (the “Bank”) issued a press release to update certain loan payment deferral information related to the COVID-19 pandemic. The Bank provided forbearance relief to 1,429 customers impacted by COVID-19 through June 30, 2020. The modifications were grouped into deferred payments of no more than six months, interest only, lines of credit only and other. The current amount of accommodations continues to decline from $201.8 million, or 17.9%, of the total loan portfolio at June 30, 2020 to $25.1 million, or 2.2%, of the total loan portfolio at September 30, 2020.

The table below provides detail about the COVID-19 accommodations as of June 30, 2020 and updated as of September 30, 2020:

	As of June 30, 2020		As of September 30, 2020
(dollars in thousands)	Number of Loans	Total Modification Balance	Number of Loans	Total Modification Balance
Commercial and industrial	170	$20,525	34	$2,317
Commercial real estate:
Non-owner occupied	197	66,283	51	9,753
Owner occupied	223	61,730	34	6,835
Construction	2	1,650	-	-
Total Commercial	592	150,188	119	18,905
Consumer:
Home equity installment	99	5,695	10	633
Home equity line of credit	92	6,570	11	615
Auto loans	443	8,222	40	757
Other	34	383	10	56
Total Consumer	668	20,870	71	2,061
Residential:
Real estate	157	27,604	21	4,073
Construction	12	3,130	1	102
Total Residential	169	30,734	22	4,175
Total	1,429	$201,792	212	$25,141

Total loans and leases		$1,125,252		$1,138,795
% of total loans and leases		17.9%		2.2%

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K (this “Report”) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 7.01 of this Report shall not be incorporated by reference into any filing or other document filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

The Company does not intend to update this information and has no current intention of releasing similar information in the future.

The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated as of October 15, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: October 16, 2020	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer
(Principal Financial Officer)